Exhibit 99.1

NewAmsterdam Pharma Announces Commencement of Public Offering of Ordinary Shares and Pre-Funded Warrants

Naarden, the Netherlands and Miami, USA; February 13, 2024 – NewAmsterdam Pharma Company N.V. (Nasdaq: NAMS; “NewAmsterdam” or the “Company”), a late-stage, clinical biopharmaceutical company developing oral, non-statin medicines for patients at risk of cardiovascular disease with elevated low-density lipoprotein cholesterol (“LDL-C”), for whom existing therapies are not sufficiently effective or well-tolerated, today announced the commencement of an underwritten public offering of the Company’s ordinary shares, with a nominal value of €0.12 per share (“Ordinary Shares,”) and, to certain investors that so choose in lieu of Ordinary Shares, pre-funded warrants to purchase Ordinary Shares (“Pre-Funded Warrants,” such offering, the “Offering”). All Ordinary Shares and Pre-Funded Warrants to be sold in the proposed Offering will be sold by the Company. In addition, the Company expects to grant the underwriters a 30-day option to purchase a number of additional shares not to exceed 15% of the securities sold in the proposed Offering. The proposed Offering is subject to market and other conditions and there can be no assurance as to whether or when the proposed Offering may be completed, or as to the actual size or terms of the proposed Offering.

Jefferies, Leerink Partners, Piper Sandler, and RBC Capital Markets are acting as joint book-running managers for the proposed Offering.

The proposed Offering will be made pursuant to a registration statement on Form F-3, including a base prospectus, that was initially declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2023. The proposed Offering will be made only by means of a preliminary prospectus supplement and an accompanying prospectus, which will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. A copy of the preliminary prospectus supplement and the accompanying prospectus, when available, may also be obtained from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, NY 10022, or by telephone at (877) 821-7388, or by email at Prospectus_Department@Jefferies.com; Leerink Partners LLC, Attention: Syndicate Department, 53 State Street, 40th Floor, Boston, MA 02109, or by telephone at (800) 808-7525, ext. 6105, or by email at syndicate@leerink.com; Piper Sandler & Co., Attention: Prospectus Department, 800 Nicollet Mall, J12S03, Minneapolis, MN 55402, or by telephone at (800) 747-3924, or by email at prospectus@psc.com; or RBC Capital Markets, LLC, Attention: Equity Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, or by telephone at (877) 822-4089, or by email at equityprospectus@rbccm.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About NewAmsterdam

NewAmsterdam (Nasdaq: NAMS) is a late-stage biopharmaceutical company whose mission is to improve patient care in populations with metabolic diseases where currently approved therapies have not been sufficiently successful or well-tolerated. The Company seeks to fulfill a significant unmet need for a safe, well-tolerated and convenient LDL-lowering therapy. In multiple Phase 3 clinical trials, NewAmsterdam is investigating obicetrapib, an oral, low-dose and once-daily CETP inhibitor, alone or as a fixed-dose combination with ezetimibe, as preferred LDL-C lowering therapies to be used as an adjunct to statin therapy for patients at risk of CVD with elevated LDL-C, for whom existing therapies are not sufficiently effective or well-tolerated.

Forward-Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the consummation of the proposed Offering as well as the timing and size of the proposed Offering and the grant to the underwriters of the option to purchase additional Ordinary Shares. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Company; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflicts; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the SEC. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Stern Investor Relations on behalf of NewAmsterdam

Hannah Deresiewicz

P: 1 212-362-1200

hannah.deresiewicz@sternir.com